UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018

BC Partners Lending Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-01269	82-4654271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
650 Madison Avenue, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 891-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Resignation of independent registered public accounting firm

On May 3, 2018, Citrin Cooperman & Company, LLP (“Citrin Cooperman”) resigned as the independent registered public accounting firm of BC Partners Lending Corporation (the “Company”) and the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company accepted the resignation of Citrin Cooperman effective as of that date.

The report of Citrin Cooperman on the Company’s financial statement as of April 10, 2018 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the engagement period ended May 3, 2018, there were no disagreements with Citrin Cooperman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Citrin Cooperman, would have caused Citrin Cooperman to make reference to the subject matter of the disagreements in connection with its audit report, and there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Citrin Cooperman with a copy of the foregoing disclosures and has requested that Citrin Cooperman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Citrin Cooperman agrees with the above statements. A copy of Citrin Cooperman’s letter dated May 4, 2018 is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of new independent registered public accounting firm

Effective May 4, 2018, the Audit Committee engaged KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm.

Since inception, neither the Company nor anyone on its behalf consulted with KPMG regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter furnished by Citrin Cooperman & Company dated May 4, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BC PARTNERS LENDING CORPORATION

Date: May 4, 2018	By:	/s/ Graeme Dell
	Name:	Graeme Dell
	Title:	Treasurer and Chief Financial Officer